UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Wilshire Variable Insurance Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILSHIRE VARIABLE INSURANCE TRUST

Equity Fund

1299 Ocean Avenue
Santa Monica, California  90401-1085

March 17, 2009

Dear Contract Owner:

Enclosed is a Proxy Statement for the Equity Fund (the “Fund”) of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract holds an interest as of March 6, 2009.  The Proxy Statement contains important proposals for you to consider.  You are eligible to provide voting instructions on how to vote on these proposals because shares of the Fund were beneficially held through your variable annuity contract on March 6, 2009.

While we encourage you to read the Questions and Answers section and the full text of the enclosed Proxy Statement, the proposals are summarized as follows:

•	To approve a change to the Fund’s fundamental investment policy relating to investing in other investment companies; and

•	To approve a change to the Fund’s fundamental investment policy relating to diversification.

The Board of Trustees approved the proposals and urges you to vote “FOR” each proposal.

The enclosed materials provide more information about the proposals.  Your voting instructions are important to us, no matter how many shares are held through your contract.  After you review the enclosed materials, we ask that you provide voting instructions FOR each proposal.  Please provide voting instructions for the proposals by completing, dating and signing your voting instruction form and mailing it to us today.

Thank you for your continued support.

Sincerely, Lawrence E. Davanzo President, Wilshire Variable Insurance Trust

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming special meeting on April 24, 2009?

A.
At the special meeting, you will be voting on (i) a proposal to approve a change to the Equity Fund’s (the “Fund”) fundamental policy relating to investing in other investment companies; and (ii) a proposal to change the Fund’s fundamental investment policy relating to diversification.

Q.	Why is the Board of Trustees recommending these changes?

A.
The Board of Trustees (the “Board”) of the Wilshire Variable Insurance Trust (the “Trust”) is recommending that the Fund change its fundamental investment policies to facilitate a change in the Fund’s permissible underlying investments.  The proposed change will allow the Fund to participate in a fund-of-funds structure, in addition to investing in equity securities.  Fund management believes these changes will improve performance while maintaining current expense ratios.  After considering the proposals, the Board of Trustees concluded that the proposed changes to the fundamental investment policies of the Fund were in the best interests of the Fund.

The Board recommends that you vote FOR each of the proposals.

Q.	How does the Board recommend that I vote?

A.	After careful consideration of the proposals, the Board, including those members who are not “interested persons,” approved the proposals and recommends that you vote in favor of each proposal.

Q.	How do I vote?

A.
You can vote or provide voting instructions for shares beneficially held through your variable annuity contract by mail, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.	What happens if a proposal is not approved?

A.	If shareholders do not approve the changes to the fundamental investment policies of the Fund, the Fund’s current policies will continue in effect.

The proposals are not contingent on each other.  Accordingly, one proposal may be approved and the other proposal may not be approved.

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue
Santa Monica, California  90401-1085

Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 24, 2009

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Equity Fund (the “Fund”) of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085, on April 24, 2009 at 10:00 a.m., Pacific time, for the following purposes and to transact such other business, if any, as may properly come before the Special Meeting:

1.	To approve a change to the Fund’s fundamental investment policy relating to investing in other investment companies; and

2.	To approve a change to the Fund’s fundamental investment policy relating to diversification.

The Board of Trustees has fixed the close of business on March 6, 2009 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

By Order of the Board of Trustees Helen Webb Thompson Secretary, Wilshire Variable Insurance Trust
March 17, 2009

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM/PROXY CARD.  SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.  PLEASE MAIL YOUR VOTING INSTRUCTION FORM/PROXY CARD PROMPTLY.

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue
Santa Monica, California  90401-1085

SPECIAL MEETING OF SHAREHOLDERS
To be held on April 24, 2009

EQUITY FUND

PROXY STATEMENT

This Proxy Statement is furnished in conjunction with the solicitation of voting instructions/proxies by the Board of Trustees of the Wilshire Variable Insurance Trust (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of the Equity Fund (the “Fund”) of the Trust to be held at 10:00 a.m. Pacific  time on April 24, 2009, at the offices of Wilshire Associates Incorporated (“Wilshire”), 1299 Ocean Avenue, Santa Monica, California 90401-1085, or at such later time as may be necessary by any and all adjournments of the Meeting.

The Fund currently is a funding vehicle for variable annuity contracts offered through the separate account of Horace Mann Life Insurance Company (“HMLIC”).  Individual variable annuity contract holders are not the “shareholders” of the Fund.  Rather, HMLIC and its separate account are the shareholders.  To be consistent with the Securities and Exchange Commission’s (“SEC”) interpretations of voting requirements, HMLIC will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and its separate account with regard to the items to be considered at the Meeting.  HMLIC must vote the shares of the Fund held in its name as directed.  In the absence of voting directions on any voting instruction form that is signed and returned, HMLIC will vote the interest represented thereby in favor of a proposal.  If HMLIC does not receive voting instructions for all of the shares of the Fund held under the contract, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from contract owners (i.e., echo voting).  As a result, a small number of contract owners may determine the outcome of a proposal included herein.  This Proxy Statement is used to solicit voting instructions from contract owners, as well as to solicit proxies from HMLIC and the actual shareholders of the Fund.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

This Proxy Statement, the Notice of Special Meeting and the voting instruction form/proxy card are first being mailed to contract owners and shareholders on or about March 23, 2009.

The Board has fixed the close of business on March 6, 2009 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.  As of the Record Date, there were 18,215,476 shares of the Fund that were outstanding at the close of business.  Each voting shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date.  The proposals are not contingent on each other.  Accordingly, one proposal may be approved and another proposal may not be approved.

The Trust provides annual and semi-annual reports to shareholders.  Additional copies of the Trust’s most recent annual and semi-annual reports are available upon request and without charge by writing to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning 1-888-200-6796.

Introduction

The Equity Fund has adopted certain “fundamental” investment policies that can be changed only by shareholder vote.  As described below, management recommended to the Board, and the Board is recommending to shareholders, changes to the fundamental investment policies of the Fund relating to  investments in other investment companies and diversification.  On December 22, 2008, the Board voted to approve the proposed changes and to recommend approval of the changes to shareholders.

Management proposed these changes to the Board in order to facilitate changes to the Fund’s underlying investments, including changing the Fund to a fund-of-funds structure allowing the Fund to invest directly in shares of affiliated and unaffiliated funds, in addition to equity securities.The Board approved management’s proposal because the Fund’s ability to invest in underlying funds will give shareholders exposure to an actively managed strategy and different investment styles, with the goal to improve the Fund’s performance within its current large-cap core profile.  The Board also considered that the Fund’s investments in underlying investment companies would not increase the Fund’s total expense ratio and noted that Wilshire only would receive a fee from the Fund based on the average daily net assets of the Fund that are not invested in an underlying affiliated investment company.

If shareholders do not approve the changes to the fundamental investment policies, the Fund’s current policies will continue in effect.  The proposals are not contingent on each other.  Accordingly, one proposal may be approved and another proposal may not be approved.

The Board recommends that you vote FOR each of the proposals.

PROPOSAL 1:  APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

The Fund currently has the following fundamental policy relating to the purchase of securities of investment companies:

The Equity Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

It is proposed that this policy be repealed and a non-fundamental investment policy relating to the purchase of securities of investment companies be adopted as follows:

The Equity Fund may not invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

The proposed non-fundamental investment policy provides increased flexibility with respect to investing in other investment companies as permitted by the Investment Company Act of 1940 (the “1940 Act”).  In addition, as noted above, the proposed non-fundamental policy would allow the Fund to participate in a fund-of-funds structure and to invest directly in shares of affiliated and unaffiliated funds, including exchange-traded funds.

By investing in other investment companies, an investor assumes the same risks as investing directly in the underlying investment company.  In addition, shareholders of the Fund would bear their proportionate share of the unaffiliated underlying investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.  As a result, the cost of investing in the Fund may be higher than the cost of investing directly in the unaffiliated underlying investment company.

It is important to note that the approval of this Proposal 1 is not contingent on shareholders approving Proposal 2.

The Board recommends that you vote FOR the change in the Fund’s fundamental investment policy regarding investing in other investment companies.

PROPOSAL 2:  APPROVAL OF CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY RELATING TO DIVERSIFICATION

The Fund is diversified and it is currently subject to the following fundamental investment policy:

The Equity Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

If the proposal is adopted by the shareholders of the Fund, the fundamental investment policy relating to diversification will be amended and restated to read as follows:

The Equity Fund may not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

The proposed policy is consistent with the definition of a “diversified company” in the 1940 Act.  Fund management is proposing this change because the existing policy does not exclude the securities of other investment companies from the 5% issuer limitation since the Fund is currently prohibited from investing in other investment companies.  However, if Proposal 1 is approved by shareholders, the Fund may invest in the securities of other investment companies.

It is important to note that the approval of this Proposal 2 is not contingent on shareholders approving Proposal 1.

The Board recommends that you vote FOR the change in the Fund’s fundamental investment policy regarding diversification.

OTHER INFORMATION
General

The cost of preparing, printing and mailing this Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone, telegraph, or in person will be paid by the Fund.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph, or in person.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.   As a result, the Trust does not have a policy regarding the attendance of Trustees at annual meetings.  The Trust will hold special meetings as required or deemed desirable.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within a reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented at the Meeting other than the matters set forth in this Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the accompanying voting instruction form/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instruction form/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

Voting, Quorum

Each share of the Fund is entitled to one vote on each matter submitted to a vote of shareholders for the Fund at the Meeting and fractional votes for fractional shares.

Each valid voting instruction form/proxy card will be voted in accordance with the instructions on the voting instruction form/proxy card as the persons named in the voting instruction form/proxy card determine on such other business as may come before the Meeting.  If no designation is given, the shares will be voted FOR Proposals 1 and 2.  Interests of contract owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received.  Contract owners who are executing voting instructions may revoke them at any time before they are voted by executing and submitting a revised voting instruction form, by writing to the Fund, or by revoking the voting instructions in person at the Meeting.  Only a shareholder may execute or revoke a proxy.  Therefore, a contract owner who has given voting instructions may revoke them only through HMLIC.

Each Proposal requires the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Declaration of Trust provides that the presence at the Meeting, in person or by proxy, of the holders of one-third of the interests of the Fund constitutes a quorum for the transaction of business for the Fund.  If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment.  The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of the Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting.  Abstentions will have the effect of being counted as votes against a Proposal.

Adviser and Sub-Advisers

Pursuant to an Investment Advisory Agreement, Wilshire, 1299 Ocean Avenue, Santa Monica, California 90401-1085, serves as investment adviser to the Fund.

AllianceBernstein, LP, 1345 Avenue of the Americas, New York, NY 10105, Madison Square Investors LLC (formerly known as New York Life Investment Management LLC), 51 Madison Avenue, New York, NY 10010 and Pzena Investment Management LLC, 120 West 45th Street, New York, NY 10036 serve as sub-advisers to the Fund.

Distributor and Administrator

Pursuant to an Underwriting Agreement, SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services (the “Administrator”), One Freedom Valley Drive, Oaks, Pennsylvania  19456, an affiliate of the Distributor, is the administrator for the Trust.  SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of the Fund as of March 6, 2009, of each person known to own, control or hold with power to vote 5% or more of the Fund’s outstanding voting securities.  Since HMLIC’s separate accounts’ voting rights are passed through to contract owners, HMLIC itself does not exercise voting control over the shares held in those accounts:

Name	% Owned	Type of Ownership
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	63.11%	Beneficial
VIT Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	23.90%	Beneficial & Registered

Fund Shares Owned by Trustees and Officers

The following table sets forth for each Trustee, and for the Trustees and officers as a group, the amount of shares beneficially owned in the Fund as of March 6, 2009.

Trustees	Equity Fund
Theodore J. Beck	0
Lawrence E. Davanzo	0
Roger A. Formisano	0
Richard A. Holt	0
Suanne K. Luhn	0
Harriet A. Russell	0
George J. Zock	0
All Trustees and Officers as a Group	0

The Board of Trustees recommends that you vote FOR each Proposal.

Please complete, sign and return the enclosed voting instruction form/proxy card promptly.  No postage is required if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2009:

The notice of meeting, proxy statement and shareholder ballot is available at: https://materials.proxyvote.com/972001

By Order of the Board of Trustees
Helen Webb Thompson
Secretary

To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on reverse. 3) Sign, date and return the Proxy card in the enclosed envelope provided.

Wilshire Variable Insurance Trust 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401 This Proxy is solicited by the Board of Trustees of Wilshire Variable Insurance Trust
FUND/INSURANCE NAME PRINTS HERE FUND/INSURANCE NAME PRINTS HERE	Notice of Special Meeting of Shareholders To be held April 24, 2009

To the Shareholders:

The undersigned shareholder(s) of the Equity Fund (the “Fund”), a series of the Wilshire Variable Insurance Trust (the "Trust"), hereby appoints Carolyn Mead and Helen Webb Thompson (each with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on April 24, 2009, and any adjournments thereof, to vote all the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

Dated______________________ , 2009 Signature(s) (if held jointly) (Sign in the Box)

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
  Wilshire Equity Prxy (sc)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
1. To approve a change to the Fund’s fundamental investment policy relating to investing in other investment companies.	☐	☐	☐
2. To approve a change to the Fund’s fundamental investment policy relating to diversification.	☐	☐	☐

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2009:

The Notice of Meeting, Proxy Statement and Proxy Card are available at https://materials.proxyvote.com/972001

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTION FORM/PROXY CARD PROMPTLY.

Wilshire Equity Prxy (sc)

To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on reverse. 3) Sign, date and return the Voting Instruction Form in the enclosed envelope provided.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
FORM OF VOTING INSTRUCTIONS
Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

These Voting Instructions are Solicited by the Board of Trustees of Wilshire Variable Insurance Trust on behalf of Horace Mann Life Insurance Company

FUND/INSURANCE NAME PRINTS HERE FUND/INSURANCE NAME PRINTS HERE	Voting Instructions for Special Meeting of Shareholders April 24, 2009, 10:00 a.m. Pacific Standard Time

The undersigned hereby instructs Horace Mann Life Insurance Company to represent and vote the number of shares of the Equity Fund (the “Fund”), a series of the Wilshire Variable Insurance Trust (the “Trust”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on April 24, 2009, 10:00 a.m. Pacific Standard Time, and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. The Insurance Company is directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions arereturned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

Dated______________________ , 2009 Signature(s) (if held jointly) (Sign in the Box)

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
     Wilshire VIT VIF (sc)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
1. To approve a change to the Fund’s fundamental investment policy relating to investing in other investment companies.	☐	☐	☐
2. To approve a change to the Fund’s fundamental investment policy relating to diversification.	☐	☐	☐

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2009:

The Notice of Meeting, Proxy Statement and Proxy Card are available at https://materials.proxyvote.com/972001

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTION FORM/PROXY CARD PROMPTLY.

Wilshire Equity Prxy (sc)